As filed with the Securities and Exchange Commission on January 31, 2002

	Registration No. 333-33094

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

POST-EFFECTIVE AMENDMENT NO. 1
to
FORM S-8
REGISTRATION STATEMENT
under
THE SECURITIES ACT OF 1933
____________________

NATIONAL GRID GROUP PLC
(formerly New National Grid plc)
(Exact name of Registrant as specified in its charter)
____________________

       England and Wales	             98-0202473
(Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

15 Marylebone Road, London, NW1 5JD, United Kingdom
(Address of Registrant's Principal Executive Offices)
____________________

National Grid USA Companies'
Incentive Thrift Plan I
National Grid USA Companies'
Incentive Thrift Plan II
(Full Titles of the Plans)
____________________

John G. Cochrane
Vice President and Treasurer
National Grid USA
25 Research Drive
Westborough, MA  01582
(508) 389-2000

(Name and address, including telephone number and area code, of agent for service)

Copies to:

Fiona B. Smith				Kirk L. Ramsauer
General Counsel			Deputy General Counsel
National Grid Group plc		National Grid USA
15 Marylebone Road			25 Research Drive
London, NW1 5JD			Westborough, MA  01582
United Kingdom




This Post-Effective amendment to the Registration Statement on Form S-8 is being filed pursuant to Rule 414 under the Securities Act of 1933, as amended (the "Securities Act"), by the Registrant, the successor to National Grid Group PLC, following a scheme of arrangement under Section 425 of the Companies Act of 1985 effective January 31, 2002. The Registrant hereby expressly adopts the Registration Statement as its own registration statement for all purposes of the Securities Act and the Securities Exchange Act of 1934, as amended and hereby sets forth any additional information necessary to reflect any material changes made in connection with or resulting from the succession, or necessary to keep this Registration Statement from being misleading in any material respect.


SIGNATURES

	Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Westborough, Commonwealth of Massachusetts.

						NATIONAL GRID GROUP PLC


Dated: January 31, 2002			By:   s/ Roger Urwin
   _______________________________
						   Roger Urwin, Group Chief Executive

	Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by or on behalf of the following persons in the capacities and on the dates indicated.

Principal Executive Officer			Directors (a majority):

							Edward Astle *
							Group Director, Telecommunications
s/ Roger Urwin
-----------------------------			Stephen Box *
Roger Urwin						Group Finance Director
Group Chief Executive
		Steven Holliday *
							Group Director, Europe
Principal Financial and
Accounting Officer 				Paul Joskow *
							Non-executive Director

s/ Stephen Box					James Ross *
----------------------------			Non-Executive Chairman
Stephen Box
Group Finance Director				Richard P. Sergel *
							Group Director, North America

s/ Richard P. Sergel				Roger Urwin *
----------------------------			Director and Group Chief Executive
Richard P. Sergel
Authorized United States
Representative
							*by Roger Urwin, attorney-in-fact

							s/ Roger Urwin
							----------------------------------
							Roger Urwin





	Pursuant to the requirements of the Securities Act of 1933, the Chairman and Members of the Benefits Committee have duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed by the undersigned, thereunto duly authorized, in the Town of Westborough, Commonwealth of Massachusetts.

National Grid USA Companies' Incentive
Thrift Plan I and National Grid USA
Companies' Incentive Thrift Plan II


By:       s/ John G. Cochrane
   -------------------------------------
	John G. Cochrane, Chairman of the
	Benefits Committee


s/ David C. Kennedy
----------------------------------------
Member, Benefits Committee


s/ Richard S. Powderly
----------------------------------------
Member Benefits Committee


s/ Nancy B. Kellogg
----------------------------------------
Member Benefits Committee


s/ Jennifer K. Zschokke
----------------------------------------
Member Benefits Committee


s/ Frances M. Skypeck
----------------------------------------
Member Benefits Committee


s/ James S. Robinson
----------------------------------------
Member Benefits Committee




Dated: January 31, 2002




EXHIBIT INDEX
----------------------

Exhibit No.	Description	Page
----------	-----------						-----

4.1.	Memorandum and Articles of Association 		Incorporated
of National Grid Group plc, incorporated 	by reference
by reference to Exhibit A-2 of the
registrant's Form U-1, File No. 70-9849

4.2.	Deposit Agreement among New National 		Incorporated
Grid plc, National Grid Group plc, The 		by reference
Bank of New York, as 	depositary, and
Owners and Beneficial Owners of American
Depositary Receipts, incorporated by
reference to Exhibit A of the registrant's
Form F-6, File No. 333-14290

24.8	Powers of Attorney of the Directors		Filed herewith




DIRECTOR'S POWER OF ATTORNEY

NEW NATIONAL GRID plc
to be renamed
NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

NATIONAL GRID USA COMPANIES'

INCENTIVE THRIFT PLAN I AND

NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, STEVEN HOLLIDAY, DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.	I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission
(the "SEC") or otherwise in connection with the Registration, as my
Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the National Grid USA Companies Incentive Thrift Plan I and the National Grid
USA Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.	I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.	I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 24 January, 2002


SIGNED as a deed		)
by   STEVEN HOLLIDAY	) 	s/ Steven Holliday
in the presence of:-	)


Witness	s/ Mark Noble
Signature

Name		Mark Noble

Address		15 Marylebone Road
		London, England

Occupation		Solicitor



DIRECTOR'S POWER OF ATTORNEY

NEW NATIONAL GRID plc
to be renamed
NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

NATIONAL GRID USA COMPANIES'

INCENTIVE THRIFT PLAN I AND

NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, PAUL JOSKOW, DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.	I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission
(the "SEC") or otherwise in connection with the Registration, as my
Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the National Grid USA Companies Incentive Thrift Plan I and the National Grid
USA Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.	I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.	I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 26 January, 2002


SIGNED as a deed		)
by  PAUL JOSKOW		)	s/ Paul  T. Joskow
in the presence of:-	)


Witness	s/ Barbara Z. Chasen
Signature

Name		Barbara Z. Chasen

Address		7 Chilton St.
		Brookline, MA 02446

Occupation		at home



 DIRECTOR'S POWER OF ATTORNEY

NEW NATIONAL GRID plc
to be renamed
NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

NATIONAL GRID USA COMPANIES'

INCENTIVE THRIFT PLAN I AND

NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, JAMES HOOD ROSS, DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.	I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission
(the "SEC") or otherwise in connection with the Registration, as my
Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the National Grid USA Companies Incentive Thrift Plan I and the National Grid
USA Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.	I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.	I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 24 January, 2002


SIGNED as a deed		)
by   JAMES HOOD ROSS	) 	s/ James H. Ross
in the presence of:-	)


Witness	s/ Mark Noble
Signature

Name		Mark Noble

Address		15 Marylebone Road
		London, England

Occupation		Solicitor




DIRECTOR'S POWER OF ATTORNEY

NEW NATIONAL GRID plc
to be renamed
NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

NATIONAL GRID USA COMPANIES'

INCENTIVE THRIFT PLAN I AND

NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, EDWARD ASTLE, DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.	I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission
(the "SEC") or otherwise in connection with the Registration, as my
Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the National Grid USA Companies Incentive Thrift Plan I and the National Grid
USA Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.	I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.	I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on January 25, 2002


SIGNED as a deed		)
by   EDWARD ASTLE		)	s/ Edward Astle
in the presence of:-	)


Witness	s/ Carol Opem
Signature

Name		Carol Opem

Address		93 Karen Circle
		Holliston, MA 01746

Occupation		Executive Assistant



DIRECTOR'S POWER OF ATTORNEY

NEW NATIONAL GRID plc
to be renamed
NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

NATIONAL GRID USA COMPANIES'

INCENTIVE THRIFT PLAN I AND

NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, RICHARD P. SERGEL, DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.	I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission
(the "SEC") or otherwise in connection with the Registration, as my
Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the National Grid USA Companies Incentive Thrift Plan I and the National Grid
USA Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.	I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.	I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on January 25, 2002


SIGNED as a deed		)
by   RICHARD P. SERGEL	)	s/ Richard P. Sergel
in the presence of:-	)


Witness	s/ Carol V. Opem
Signature

Name		Carol V. Opem

Address		93 Karen Circle
		Holliston, MA 01746

Occupation		Executive Assistant



DIRECTOR'S POWER OF ATTORNEY

NEW NATIONAL GRID plc
to be renamed
NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

NATIONAL GRID USA COMPANIES'

INCENTIVE THRIFT PLAN I AND

NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, STEPHEN BOX, DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.	I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission
(the "SEC") or otherwise in connection with the Registration, as my
Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the National Grid USA Companies Incentive Thrift Plan I and the National Grid
USA Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.	I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.	I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 24 January, 2002


SIGNED as a deed		)
by   STEPHEN BOX		)	s/ Stephen Box
in the presence of:-	)


Witness	s/ C Conroy
Signature

Name		C. Conroy

Address		75 Dorchester Ave
		London N13 5DY

Occupation		Driver



DIRECTOR'S POWER OF ATTORNEY

NEW NATIONAL GRID plc
to be renamed
NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

NATIONAL GRID USA COMPANIES'

INCENTIVE THRIFT PLAN I AND

NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, ROGER URWIN, DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.	I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission
(the "SEC") or otherwise in connection with the Registration, as my
Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the National Grid USA Companies Incentive Thrift Plan I and the National Grid
USA Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.	I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.	I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 25 January, 2002


SIGNED as a deed		)
by   ROGER URWIN		)	s/ Roger Urwin
in the presence of:-	)


Witness	s/ Mark Noble
Signature

Name		Mark Noble

Address		15 Marylebone Road
		London NW1 5JD

Occupation		Solicitor